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                                                                  EXHIBIT 99.2



                           THIRD AMENDMENT AGREEMENT


         THIRD AMENDMENT AGREEMENT, dated as of January 31, 1997, to the Security Agreement, dated as of June 5, 1995 (as the same has been heretofore, and may be further, amended, supplemented or modified from time to time in accordance with its terms, the "Security Agreement"), between Donnkenny Apparel, Inc., a Delaware corporation ("DKA"), Beldoch Industries Corporation, a Delaware corporation (collectively with DKA, the "Borrowers"), MegaKnits, Inc., a New York corporation, Fashion Avenue Knits Inc., a New York corporation ("Fashion"), The Sweater Company, Inc., a New York corporation ("Sweater Company") and The Chase Manhattan Bank (formerly known as Chemical
Bank) as agent (in such capacity, the "Agent") for the lenders (the "Lenders") named in Schedules 2.01(a) and (b) of the Credit Agreement dated as of June 5, 1995 (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") among the Borrowers, the guarantors named therein and signatory thereto, the Lenders and the Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Security Agreement or the Credit Agreement.

         WHEREAS, DKA desires to dispose of Fashion and Sweater Company pursuant to the Rescission Agreement dated as of January 24, 1997 between DKA and Mel Weiss; and

         WHEREAS, the parties hereto desire to amend certain provisions of the Security Agreement to reflect said Rescission Agreement and to provide for additional collateral.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE SECURITY AGREEMENT

         1.1 Each of Fashion and Sweater Company shall be deleted from the Security Agreement as a "Grantor" as such term is defined in the Security Agreement and shall no longer be bound by the terms and provisions of the Security Agreement.

         1.2 Section 1(a) of the Security Agreement is hereby amended by deleting from the sixth and seventh lines thereof the phrase "located in the United States, Canada, Mexico and Puerto Rico."

         1.3 Section 1(b) of the Security Agreement is hereby amended and restated in its entirety as follows:



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             "(b) "Collateral" shall mean all (i) Accounts Receivable,
             (ii) Documents, (iii) Equipment, (iv) General Intangibles,
              (v) Inventory and (vi) Proceeds."

         1.4 Section 1(f) of the Security Agreement is hereby amended by deleting the proviso at the end thereof and by deleting the phrase "in each instance which is financed through the issuance of Letters of Credit" immediately preceding such proviso and substituting therefor the phrase "constituting inventory which is imported into the United States."

         1.5 Section 1 of the Security Agreement is hereby amended by deleting clause (h) thereof.

         1.6 Schedule I to the Security Agreement is hereby amended by deleting all locations for Fashion and Sweater Company.

            SECTION 2.  MISCELLANEOUS

            2.1 Each of the Grantors reaffirms and restates the representations and warranties set forth in the Security Agreement, and all such representations and warranties, after giving effect to the amendments set forth herein, shall be true and correct on the date hereof with the same force and effect as if made on such date.

            2.2 Except as herein expressly amended, the Security Agreement and the other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            2.3 From and after the date hereof, (a) all references in the Security Agreement to "this Agreement", "hereof", "herein", or similar terms and (b) all references to the Security Agreement in each agreement, instrument and other documents executed or delivered in connection with the Security Agreement, shall mean and refer to the Security Agreement, as amended by this Amendment Agreement.

            2.4 This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. A facsimile signature page shall constitute an original for the purposes hereof.

            2.5 THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              DONNKENNY APPAREL, INC.


                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              BELDOCH INDUSTRIES CORPORATION


                              By:
                                 ------------------------------------------

                                    Name:
                                    Title:


                              MEGAKNITS, INC.



                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

                              THE CHASE MANHATTAN BANK
                               (formerly known as Chemical Bank),
                               as Agent and Lender


                              By:
                                 ------------------------------------------
                                    Name:
                                    Title:

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